Embecta Corp. Diabetes Considerations November 2023

2 Forward-Looking Statements Safe Harbor Statement Regarding Forward-Looking Statements This presentation contains express or implied "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, performance, financial condition, goals, strategies, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as "believes," "expects," "anticipates," "estimates," "plans," "intends", "pursue”, “will” or similar expressions, we are making forward-looking statements. For example, embecta is using forward-looking statements when it discusses its expected recurring revenue, insulin prescription and injection delivery trends, potential opportunities in certain markets, and its ability to obtain sustainable success. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) competitive factors that could adversely affect embecta’s operations; (ii) any inability to extend or replace the services provided by Becton, Dickinson and Company (“BD”) under the Transition Services Agreement, the Logistics Services Agreement and other transaction documents; (iii) any failure by BD to perform its obligations under the various separation agreements entered into in connection with the separation and distribution; (iv) any events that adversely affect the sale or profitability of embecta’s products or the revenues delivered from sales to its customers; (v) increases in operating costs, including fluctuations in the cost and availability of raw materials or components used in its products, the ability to maintain favorable supplier arrangements and relationships, and the potential adverse effects of any disruption in the availability of such items; (vi) changes in reimbursement practices of governments or private payers or other cost containment measures; (vii) the adverse financial impact resulting from unfavorable changes in foreign currency exchange rates, as well as regional, national and foreign economic factors, including inflation, deflation, and fluctuations in interest rates; (viii) the impact of changes in U.S. federal laws and policy that could affect fiscal and tax policies, healthcare and international trade, including import and export regulation and international trade agreements; (ix) any new pandemic, such as the COVID-19 pandemic, or any geopolitical instability, including disruptions in its operations and supply chains; (x) new or changing laws and regulations, or changes in enforcement practices, including laws relating to healthcare, environmental protection, trade, monetary and fiscal policies, taxation and licensing and regulatory requirements for products; (xi) the expected benefits of the separation from BD; (xii) risks associated with embecta’s indebtedness; (xiii) the risk that ongoing dis-synergy costs, costs of restructuring and other costs incurred in connection with the separation from BD will exceed our estimates of these costs; (xiv) the risk that it will be more difficult than expected to effect embecta’s full separation from BD; (xv) risks associated with not completing strategic collaborative partnerships and acquisitions for innovative technologies, complementary product lines, and new markets; and (xvi) the other risks described in our periodic reports filed with the Securities and Exchange Commission, including under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, as further updated by our Quarterly Reports on Form 10-Q we have filed or will file hereafter. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this presentation.

3 Market Overview

Diabetes is a large and growing disease; the impact is felt around the globe
Prevalence: 537M; people with diabetes using insulin: ~65M to ~70M[1,2]

GLOBAL EPIDEMIOLOGY[1,2]

Prevalence	7.0%
PWD*	~537M (~2% CAGR)
T1D	~9M
T2D	~528M

THERAPY[2]

PWD* on insulin	~65M to ~70M
T1	~9M
T2 Insulin Intensive	~26M to ~31M
T2 Basal Only	~30M to ~35M



United States
Other Developed
Emerging

UNITED STATES[2]

Population	337M
Prevalence	~32M / ~10%
PWD on insulin	~7M to ~8M
- T1	~1.5M
- T2 Insulin Intensive	~2M to ~3M
- T2 Basal Only	~3M to ~4M

OTHER DEVELOPED[2]

Population	730M
Prevalence	~74M / ~10%
PWD on insulin	~13M to ~15M
- T1	~3M
- T2 Insulin Intensive	~4M to ~5M
- T2 Basal Only	~6M to ~7M

EMERGING[2]

Population	6.8B
Prevalence	~430M / ~6% to ~7%
PWD on insulin	~45M to ~47M
- T1	~4M to ~5M
- T2 Insulin Intensive	~20M to ~23M
- T2 Basal Only	~21M to ~24M

*PWD = People with diabetes

References

1 Magliano DJ, Boyko EJ; IDF Diabetes Atlas 10th edition scientific committee . IDF DIABETES ATLAS. 10th edition. Brussels: International Diabetes Federation; 2021. Available from: https://www.ncbi.nlm.nih.gov/books/NBK581934/

2 Internal embecta analysis

4

embecta

The prevalence of diabetes in the United States is on the rise

~38% (96 million)
of adults aged ≥18 years in the United States have prediabetes[1]

~49% (26 million)
of adults aged ≥65 years in the United States have prediabetes[1]

1 in 7 adults (>32 million)
in the United States currently have diabetes[2]

~50% of patients with diabetes still have an A1C of **>7%**[3]

...and diabetes is estimated to rapidly grow

as many as
1 in 3
adults by 2050[4]

References
1 CDC. Prevalence of Prediabetes Among Adults. Published August 7, 2020. Updated September 30, 2022. Accessed February 7, 2023. https://www.cdc.gov/diabetes/data/statistics-report/prevalence-of-prediabetes.html
2 Magliano DJ, Boyko EJ; IDF Diabetes Atlas 10th edition scientific committee . IDF DIABETES ATLAS. 10th edition. Brussels: International Diabetes Federation; 2021. Available from: https://www.ncbi.nlm.nih.gov/books/NBK581934/
3 CDC. National Diabetes Statistics Report website. https://www.cdc.gov/diabetes/data/statistics-report/index.html. Accessed November 13, 2023
4 Boyle JP, Thompson TJ, Gregg EW, Barker LE, Williamson DF. Projection of the year 2050 burden of diabetes in the US adult population: dynamic modeling of incidence, mortality, and prediabetes prevalence. Popul Health Metr. 2010;8:29. Published 2010 Oct 22. doi:10.1186/1478-7954-8-29

5

embecta

6 Type 1 Diabetes

Type 1 diabetes (T1D) is a chronic autoimmune disease that destroys beta cells, resulting in loss of insulin production

The body attacks beta cells resulting in cell death and the need for exogenous insulin

Type 1 pathophysiology[1]


Autoimmune activation
Triggering event
Beta Cell Function
Genetic and environmental risks for T1D
Normal glucose level
Abnormal glucose level; no symptoms
Abnormal glucose level; clinical diagnosis
Time

T1D results from an autoimmune response that leads to destruction of insulin-producing beta cells in the pancreas[2-4]

- When the autoimmune process starts, people will typically have normal blood glucose levels
- It may take months to years to develop abnormal blood sugars
- A clinical diagnosis of T1D is made when there are high blood glucose levels and symptoms are present
- Once a person is diagnosed with type 1 diabetes, treatment with insulin is initiated and is needed for life
- There is no cure for type 1 diabetes
- GLP-1 RA & GLP-1 RA/GIP* therapies are not indicated for type 1 diabetes

*GLP-1 RA = Glucagon Like Peptide-1 Receptor Agonist
GIP = Glucose-Dependent Insulintropic Polypeptide

References
1 Adapted from Insel R, Dutta S, and Hedrick J. Type 1 diabetes: disease stratification. Biomed Hub 2017
2 Powers AC. Type 1 diabetes mellitus: much progress, many opportunities. J Clin Invest. 2021;131(8):e142242. doi:10.1172/JCI142242
3 ElSayed NA, Aleppo G, Aroda VR, et al. Classification and Diagnosis of Diabetes: Standards of Care in Diabetes-2023. Diabetes Care 2023;46(Suppl. 1):S19-S40
4 ElSayed NA. et. al. Pharmacologic approaches to glycemic treatment: Standards of Care in Diabetes 2023.Diabetes Care2023;46(Suppl.1):S140–S157

7

embecta

8 Type 2 Diabetes

Type 2 diabetes (T2D) is a progressive disease characterized by insulin resistance and reduced insulin production over time

T2D results in loss of beta cell function over time[1]


Normal
Prediabetes
Diabetes
Insulin sensitivity
Progressive beta cell failure
Blood glucose
Endogenous Insulin
Failed beta cell
Time

T2D results from a combination of genetic, environmental and lifestyle factors[2,3]

- T2D accounts for over 90% of all diabetes worldwide
- In the prediabetes stage, the body is producing more endogenous insulin to overcome insulin resistance, which over time leads to beta cell exhaustion
- When the criteria for the diagnosis of diabetes are met, it is the result of the beta cell no longer able to keep up with demand
- At the time T2D is diagnosed, around 40% to 50% of beta cell function is already lost, with a further loss of 4% to 5% expected each year thereafter
- Based on the progressive decline in beta cell function, most patients progress to insulin therapy
- The higher the A1C at diagnosis, the greater the likelihood of initiating insulin therapy at diagnosis
- Unlike other medications where efficacy can plateau when maximum dose is reached, there is no ceiling effect with insulin

References
1 Adapted from Bar-Tana, Reviews in Endocrine and Metabolic Disorders (2020) 21:613–629
2 Wysham C, Shubrook J. Beta-cell failure in type 2 diabetes: mechanisms, markers, and clinical implications. Postgrad Med. 2020 Nov;132(8):676-686. doi:10.1080/00325481.2020.1771047. Epub 2020 Jun 16. PMID: 32543261
3 Nathan DM, Buse JB, Davidson MB, et al. Medical management of hyperglycemia in type 2 diabetes: a consensus algorithm for the initiation and adjustment of therapy: a consensus statement of the American Diabetes Association and the European Association for the Study of Diabetes. Diabetes Care. 2009;32(1):193-203. doi:10.2337/dc08-9025

9

embecta

10 GLP-1 RA and GLP-1 RA/GIP Therapies

11 GLP-1 RA and GLP-1 RA/GIP therapy are treatment options for type 2 diabetes, not a cure. These therapies:3,4 • are known to improve glycemic control and promote weight loss • can be used in combination with other diabetes medications including insulin in type 2 diabetes • may reduce the risk of some cardiovascular events Considerations of GLP-1 RA and GLP-1 RA/GIP therapies3,4 • The magnitude of the therapeutic benefit is correlated to adherence of taking GLP-1 RA or GLP-1 RA/GIP therapy • Gastrointestinal side effects include nausea, vomiting, diarrhea and constipation; must be used with caution in individuals with gastroparesis • GLP-1 RA and GLP-1 RA/GIP therapy do not eliminate the need for insulin treatment • No drug class, including GLP-1 RA and GLP-1 RA/GIP therapy, has demonstrated the ability to reverse disease progression • Cost and coverage play a role in access and adherence References 1 Smits MM, Tonneijck L, Muskiet MH, Kramer MH, Cahen DL, van Raalte DH. Gastrointestinal actions of glucagon-like peptide-1-based therapies: glycaemic control beyond the pancreas. Diabetes Obes Metab. 2016;18(3):224-235. doi:10.1111/dom.12593 2 Leistman S. Diabetes drugs used in combination (GLP-1 agonists + DPP-4 inhibitors) provide no added benefit in T2DM. Pharmacy Pearl. 2019 3 Nauck MA, Quast DR, Wefers J, Meier JJ. GLP-1 receptor agonists in the treatment of type 2 diabetes - state-of-the-art. Mol Metab. 2021;46:101102. doi:10.1016/j.molmet.2020.101102 4 ElSayed NA. et. al. Pharmacologic approaches to glycemic treatment: Standards of Care in Diabetes 2023.Diabetes Care2023;46(Suppl.1):S140–S157 GLP-1: Mechanism of Action1,2 • GLP-1 is secreted from the small intestine in response to food • GLP-1 slows gastric emptying of the stomach, which provides feeling of satiety and suppresses appetite • GLP-1 stimulates insulin secretion from the pancreas and suppresses glucagon release to help control blood glucose Food Pancreas Small intestine GLP-1 is secreted Stimulates insulin secretion and suppresses glucagon Slows gastric emptying  satiety and appetite suppression Stomach GLP-1 RA and GLP-1 RA/GIP therapies are components of the treatment paradigm for type 2 diabetes

12 Many people with type 2 diabetes will eventually require and benefit from insulin therapy1-5 • While GLP-1 RA therapy helps control blood glucose levels, benefits may decline over time due to the progressive nature of the disease • GLP-1 RA therapy has optimum benefit in people with diabetes who have some residual beta cell function; however, there is no mechanistic reason to suggest that GLP-1 RA therapy can reverse the beta cell loss that occurs in type 2 diabetes • A recent real-world study of semaglutide showed that A1C initially dropped; however, over time a trend of increased A1C was observed, supporting the hypothesis that GLP-1 RA therapy does not permanently stop the progression of diabetes • GLP-1 RA therapy has been available for several years; although there are newer agents available, insulin remains an important treatment option to help maintain glycemic control • If a patient is not at their target A1C with their current therapy and/or GLP-1 RA, insulin may need to be added or insulin may need to be intensified to improve blood glucose levels • Unlike other medications where efficacy can plateau when maximum dose is reached, there is no ceiling effect with insulin Due to the progressive nature of the disease, the benefit of GLP-1 RA therapy may decline over time, requiring insulin to maintain glycemic control References 1 Melanie J. Davies,et al, ; Management of Hyperglycemia in Type 2 Diabetes, 2022. A Consensus Report by the American Diabetes Association (ADA) and the European Association for the Study of Diabetes (EASD). Diabetes Care 1 November 2022; 45 (11): 2753–2786 2 Drucker DJ. The biology of incretin hormones. Cell Metab. 2006 Mar;3(3):153-65. doi: 10.1016/j.cmet.2006.01.004. PMID: 16517403 3 Buteau J. GLP-1 receptor signaling: effects on pancreatic beta-cell proliferation and survival. Diabetes Metab. 2008 Feb;34 Suppl 2:S73-7. doi: 10.1016/S1262-3636(08)73398-6. PMID: 18640589 4 Melzer-Cohen C. et. al. Semaglutide therapy resulted in a significant weight reduction in blood glucose and weight over three years in patients with type 2 diabetes in a real-world setting. EASD 2023 Presentation: 666 5 Nathan DM, Buse JB, Davidson MB, et al. Medical management of hyperglycemia in type 2 diabetes: a consensus algorithm for the initiation and adjustment of therapy: a consensus statement of the American Diabetes Association and the European Association for the Study of Diabetes. Diabetes Care. 2009;32(1):193-203. doi:10.2337/dc08-9025

13 Market Considerations & Opportunity

Insulin prescription trends in the United States have remained relatively consistent, despite the growth of GLP-1 RA and GLP-1 RA/GIP therapy

Insulin prescription trends remain stable

- Weekly GLP-1 RA drugs have been marketed for several years
- Over that time, insulin prescription trends in the United States have remained relatively consistent demonstrating that insulin remains an important treatment option for type 2 diabetes even with the availability of GLP-1 RA therapies
- While total insulin requirements on a per day basis may decrease, the number of injections may not decrease (less IUs/injection)


US Therapy Trends[1]
(TRx FY18 – FY23)
CAGR
(FY18 – FY23)
Insulin*
~ (2%)
GLP-1 RA Weekly
~ 43%
GLP-1 RA/GIP
N/A
GLP-1 RA Daily
~ (13%)
FY18
FY19
FY20
FY21
FY22
FY23

The number of patients that switch from insulin to weekly GLP-1 RA or GLP-1 RA/GIP therapy is relatively low[2]

~1% of patients switched from long-acting insulin to weekly GLP-1 RA

<1% of patients switched from fast-acting insulin to weekly GLP-1 RA

References

1 Iqvia TRx FY18 to FY23 fiscal year data equates to data from October of 2017 to September of 2023, TRx data is counts of total (new + refill) prescriptions dispensed by pharmacists

2 Switch Data: Net switch therapy analysis derived from Iqvia switch data

* Insulin data includes long acting, fast acting and premix

14

embecta

15 International 46%US 54% embecta’s insulin injection revenue remained stable even while multiple new treatments for type 2 diabetes entered the market $0 $200 $400 $600 $800 $1,000 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Re ve nu e (in m ill io ns ) FY23 Global Revenue FY17-FY23 US Revenue CAGR: 1.2% US Revenue excluding contract manufacturing References 1 Internal embecta analysis Our global footprint is expected to continue to provide us with a strong, stable, and recurring revenue base • Insulin therapy is a common approach to diabetes management and >90% of PWD globally who are undergoing insulin therapy administer insulin through injection1 • Our broad portfolio of marketed products, including a variety of pen needles, insulin syringes, and safety devices, are used by 30M+ people in over 100 countries for insulin administration and to aid with the daily management of diabetes embecta financials in constant currency

GLP-1 RA and GLP-1 RA/GIP therapies are delivered via pens/pen needles, vials/syringes and autoinjectors

Our pen needles are compatible with widely used pen injector devices including those marketed by a variety of companies including[1*]

Lilly

novo nordisk®

sanofi

embecta has segment leadership in diabetes injection devices[2]

Pen Needles: #1 Globally

Conventional and BD Nano™

BD Nano 2nd Gen.™


BD Nano™ 2nd Gen
Pen Needles
4mm

Insulin Syringes: #1 Globally

Conventional Insulin Syringes



References

1 Internal embecta pen injector compatibility report

2 Internal embecta estimates

16

*All third-party trademarks (including logos) remain the property of their respective owners. embecta's use of third-party trademarks does not indicate any relationship, sponsorship, or endorsement between embecta and the owners of these trademarks.

embecta

Significant opportunity exists to help people living with diabetes

Injection Devices

- Some GLP-1 RA and combo therapies will need pen needles or syringes
- embecta is the world leader in pen needle manufacturing[1]
- Our pen needles are compatible with widely used pen injector devices[2]

GLP-1 RA Partnerships

- Since our pen needles are compatible with widely used pen injector devices, we continue to actively explore opportunities with companies developing generic GLP-1 RA therapies to co-package or co-promote with our pen needles
- embecta may pursue opportunities in the autoinjector space and other attractive growing drug delivery markets

Delivery Systems

- There is a significant type 2 diabetes population that is looking for a pump that addresses their unmet needs including, ease of use, discretion and daily insulin requirements
- This creates a large market opportunity for insulin pumps specially designed for people living with type 2 diabetes

Reference
1 Internal embecta estimates
2 Internal embecta pen injector compatibility report

17

embecta